SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 21, 2005
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                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
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                            (Commission File Number)

                                   54-1831588
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                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 2300
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events

The Company filed Form 10-KSB/A today restating it's previously issued Annual Report for December 31, 2004 along with Forms 10-QSB/A restating it's previously issued Quarterly Reports ended March 31, 2005 and June 30, 2005.

During the third quarter of 2005, the Company received a letter from the Securities and Exchange Commission, dated August 31, 2005, concerning the Company's previous reporting of the December 31, 2004 distribution and sale of the Company's Lubbock, Texas real estate property. As a result, the Company has restated its previously issued Annual Report for December 31, 2004 and its Quarterly Reports ended March 31, 2005 and June 30, 2005, to reflect reclassification of the operations of the Lubbock, Texas real estate property as a discontinued business component. The restatement did not change the Company's previously reported net income for December 31, 2004 or its Quarterly Reports ended March 31, 2005 and June 30, 2005.

Additionally, the amendments to the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and Quarterly Reports on Form 10-QSB/A for each of the quarters ended March 31, 2005 and June 30, 2005, referred to above, will include an amendment and clarification of Item 8a, Controls and Procedures. This amendment and clarification of Item 8a, Controls and Procedures is in response to comments from the Securities and Exchange Commission regarding the Company's disclosure of Controls and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    AMEN Properties, Inc.
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                                    (Registrant)

Date: December 19, 2005             By /s/ Eric Oliver
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                                    Chairman of the Board of Directors and Chief
                                    Executive Officer
                                    (Signature)